Exhibit 99.1
Alliance Reports Third Quarter 2025 Results
•Revenue increased 14% vs. prior year with strong performance across all end markets
•Net Income of $32.9 million reflecting robust topline, cost optimization and manufacturing leverage
•Adjusted EBITDA increased 16% vs. prior year from high demand and operational execution
•Advanced innovation leadership with launch of industry’s largest stack tumbler and new payment technology solution for the Vended market
•Strengthened balance sheet with repayment of debt with IPO proceeds in October 2025
___________________________________________________________________
RIPON, Wis., Nov. 13, 2025 – Alliance Laundry Systems (NYSE: ALH) (“Alliance” or the
“Company”), the global leader in commercial laundry equipment, announced results today for its third quarter ended September 30, 2025.
“Alliance delivered strong performance in our first reported quarter as a public company with double-
digit growth on both the top and bottom line, and disciplined execution on our strategic initiatives,”
said Michael Schoeb, CEO of Alliance Laundry. “Using proceeds from our successful IPO in October, we meaningfully reduced leverage while investing in our key long-term growth opportunities. Our balanced capital allocation strategy and relentless focus on quality and reliability enhance our position as the leading, pure-play commercial laundry systems manufacturer.”
THIRD QUARTER 2025 CONSOLIDATED RESULTS
Net revenues were $437.6 million, an increase of 14% compared to $384.3 million in the prior year quarter. The increase was driven by both strong volume performance and low to mid-single digit price increases. The strong performance across both North America and International reportable segments was due to continued robust demand across the Vended, On-Premise Laundry (OPL), and
Commercial-In-Home (CIH) end markets. The high demand reflects the attractive total cost of ownership offering Alliance provides that addresses continued customer needs for durable and reliable commercial laundry solutions.
Net income was $32.9 million, an increase of 620% compared to net loss of $(6.3) million in the prior year quarter. Net income improvement in the quarter was driven by strong operating performance, lower interest expense, and refinancing expenses in the prior year quarter. Adjusted net income was
$48.4 million, a 47% increase versus the prior year period. Net income margin expanded year-over-
year to 8%, an increase of 920 basis points.
Adjusted EBITDA was $110.8 million, an increase of 16% compared to $95.9 million in the prior year quarter. The increase reflects strong revenue growth, disciplined operating expense management and continued strategic investments in product innovation, and commercial and corporate functions to support long-term growth and public company infrastructure. Adjusted EBITDA margin expanded year-over-year to 25%, an increase of 40 basis points.
1 IPO adjusted net leverage ratio reflects September 30, 2025 Net debt to Adjusted EBITDA, adjusted for the debt repayment of $505.7 million related to IPO proceeds.
THIRD QUARTER 2025 RESULTS BY REPORTABLE SEGMENT
North America revenue was $330.7 million, an increase of 14%, compared to $289.2 million in the prior year quarter with strong double digit growth across all three end markets, driven by a combination of mid-single digit price increases, and low double digit increases in volume.
North America Adjusted EBITDA was $95.4 million, an increase of 13%, compared to $84.2 million for the prior year quarter. Performance was driven by gross margin expansion including manufacturing efficiencies, offset by strategic investments to support future value creation initiatives. Tariff impact in the quarter was $3.5 million and was largely offset by price increases.
International revenue was $106.9 million, an increase of 12%, compared to $95.1 million for the prior year quarter. Growth was balanced across mature and developing markets, with approximately one-third of the increase attributable to each of volume, price, and favorable foreign exchange.
International Adjusted EBITDA was $25.7 million, an increase of 9%, compared to $23.4 million for the prior year quarter with strong topline performance partially offset by customer and product mix.
The Company’s local-for-local manufacturing strategy resulted in limited tariff exposure in the quarter.
THIRD QUARTER 2025 BUSINESS HIGHLIGHTS
•Strengthened capital structure with repricing of Term Loan B facility resulting in a 25 basis point interest rate reduction, and a voluntary $135.0 million debt paydown, positioning the Company for future interest savings.
•Showcased leading innovation at Clean Show 2025 with product and technology launches including:
◦Industry’s largest stack tumbler: 55-pound stack tumbler that provides greater drying capacity and laundromat owners another tool to drive greater revenue.
◦Scan-Pay-Wash: industry’s first cashless payment technology solution that does not require an app download.
•Acquired Metropolitan Laundry Machinery Sales, a proven laundry equipment distributor serving customers across the greater New York area, expanding Alliance’s direct presence in the attractive Northeast market.
•Launched Stax-X stacked washer dryer, the first product fully developed at Alliance’s engineering facility in Thailand. Aligned with Alliance’s local-for-local manufacturing strategy,
Stax-X is designed for regional markets with its combined washer-extractor and tumble dryer that saves floor space and provides commercial-grade performance.
POST-QUARTER HIGHLIGHTS
•Completed successful IPO on October 9, 2025, following which Alliance used net proceeds from the IPO and cash on-hand to repay $525.0 million of debt to deliver a 3.1x IPO adjusted net leverage ratio1. The Term Loan repricing combined with the repayment delivers an approximate
$46.0 million annualized interest savings at current debt levels.
•Received a one notch credit rating upgrade from S&P Global to B+ (positive) and an outlook upgrade from Moody’s Ratings to B2 (positive).
CONFERENCE CALL INFORMATION
Alliance will host a conference call to discuss this quarter’s results at 8:00 am Eastern Time today,
November 13, 2025.
To listen to the conference call, a live audio webcast will be available on the Alliance’s Investor
Relations website at https://ir.alliancelaundry.com/news-events/ir-calendar. A replay of the webcast will be available after the call.
To participate in the conference call, analysts and investors can dial 1 (800) 267-6316 and international participants can dial 1 (203) 518-9783. The Conference ID is ALH3Q25. Participants
should dial in at least 10 minutes prior to the call.
ABOUT ALLIANCE LAUNDRY
Alliance Laundry makes the world cleaner as a provider of the highest quality commercial laundry systems. Our laundry solutions are available under five respected brands, sold and supported by a global network of select distributors. We serve approximately 150 countries with a team of more than
4,000 employees. Our brands include Speed Queen®, UniMac®, Huebsch®, Primus® and IPSO®.
Together, they present a full line of commercial washing machines, dryers, and ironers (with load capacities from 20–400 lb. or 9–180 kg.) and support service. You can also enjoy the superior wash and fabric care of commercial-grade laundry equipment in your home through our legendary Speed
Queen® washers and dryers.
For more information, visit www.alliancelaundry.com.
NON-GAAP FINANCIAL MEASURES
We regularly review non-GAAP measures to evaluate our business, measure our performance and manage our operations, including identifying trends affecting our business, formulating business plans and making strategic decisions. We believe that non-GAAP measures provide an additional way of viewing aspects of our operations that, when viewed together with our GAAP results, provide a more complete understanding of our results of operations and the factors and trends affecting our business.
These non-GAAP financial measures are also used by our management to evaluate financial results and to plan and forecast future periods. Non-GAAP financial measures should be considered a supplement to, and not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may differ from the non-GAAP measures used by other companies, including our competitors.
“Adjusted EBITDA” represents Net income before provision for income taxes, interest expense, depreciation and amortization. Adjusted EBITDA is also adjusted for the discrete items that management excluded in analyzing the segments’ operating performance, such as refinancing and debt related costs, share-based compensation, strategic transaction costs, foreign exchange on intercompany loans and other non-recurring items which management believes are not indicative of the Company’s ongoing operating performance. “Adjusted EBITDA Margin” represents Adjusted EBITDA divided by Net revenues. Management utilizes Adjusted EBITDA and Adjusted EBITDA Margin as measures of operating performance. Management believes Adjusted EBITDA is a useful measure to help readers of our financial statements evaluate our operating performance and facilitates more meaningful comparisons with industry peers. Our calculation of non-GAAP measures may differ from similarly titled measures used by other companies, and therefore may not be directly comparable.  In evaluating these metrics, investors should be aware that in the future we may incur expenses similar to those eliminated in this presentation.
“Adjusted net income” represents Net income adjusted to exclude certain expenses not representative of our ongoing operations and other charges. These adjustments include, but are not limited to, refinancing and debt related costs, share-based compensation, strategic transaction costs, foreign exchange on intercompany loans and other non-recurring items.
“Adjusted net income per share attributable to common stockholders – diluted” represents Adjusted net income divided by the weighted average number of diluted shares outstanding for the relevant period.
“Net debt” represents our total debt less Cash and cash equivalents.
“Net Debt to Adjusted EBITDA” represents total debt less Cash and cash equivalents divided by
Adjusted EBITDA for the relevant period.
“IPO adjusted net leverage” represents Net debt divided by Adjusted EBITDA giving effect to the repayment of debt with our IPO proceeds as if it had occurred at the ending of the relevant period.
SEGMENT INFORMATION
Our business is organized into two reportable segments, North America and International. The
Company uses Segment net revenues, Segment Adjusted EBITDA and Segment Adjusted EBITDA
Margin as its measures of performance. The Company allocates certain costs including manufacturing variances, customer support expenses and selling and general expenses which are incurred in our global operations to the reportable segments in determining Segment Adjusted EBITDA.
We define “Segment Adjusted EBITDA” as, on a segment basis, net income excluding interest income/expense, income taxes, depreciation and amortization. Segment Adjusted EBITDA is also adjusted for the discrete items that management excluded in analyzing the segments’ operating performance, such as refinancing and debt related costs, share-based compensation, strategic transaction costs, foreign exchange on intercompany loans and other non-recurring items which management believes are not indicative of the Company’s ongoing operating performance.  Segment
Adjusted EBITDA is a measure of operating performance of our reportable segments and may not be comparable to similar measures reported by other companies.
FORWARD-LOOKING STATEMENTS
This press release includes "forward-looking statements" within the meaning of the "safe harbor"
provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify these forward-looking statements by the use of terms such as "expect," "will," "continue,"
or similar expressions, and variations or negatives of these words, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements represent our management's beliefs and assumptions only as of the date of this press release. You should read this press release with the understanding that our actual future results may be materially different from what we expect. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, which include but are not limited to: expectations relating to revenues and other financial or business metrics; statements regarding relationships with clients and business momentum; and any other statements of expectation or belief. These statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied in this press release. Such risk factors include, but are not limited to, those related to: the high degree of competition in the markets in which we operate; our reliance on the performance of distributors, route operators, suppliers, retailers and servicers; our ability to achieve and maintain a high level of product and service quality; fluctuations in the cost and availability of raw materials; our exposure to international markets, particularly emerging markets; our exposure to costs and difficulties of acquiring and integrating complementary businesses and technologies; and our exposure to worldwide economic conditions and potential global economic downturns.
Additional information concerning these and other risks and uncertainties are contained in the section entitled “Risk Factors” in the final prospectus filed October 9, 2025, which forms part of the
Registration Statement on Form S-1 declared effective as of September 30, 2025. Additional information will be made available in our quarterly reports on Form 10-Q, and other filings and reports that we may file from time to time with the SEC. Except as required by law, we assume no obligation, and do not intend to, to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.
ALLIANCE LAUNDRY SYSTEMS CONTACTS:
Investor Contact:
Bob Calver
Vice President, Investor Relations
ir@alliancels.com
Media Contact:
Randy Radtke
Senior Manager of Content and Creative Services
randy.radtke@alliancels.com
ALLIANCE LAUNDRY HOLDINGS INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(unaudited)
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net revenues:
Equipment, service parts and other ...........................	$424,993	$371,980	$1,237,465	$1,076,640
Equipment financing .................................................	12,613	12,315	36,898	36,664
Net revenues .................................................................	437,606	384,295	1,274,363	1,113,304
Costs and expenses: ......................................................
Cost of sales ..............................................................	265,844	230,098	764,100	669,973
Cost of sales - related parties ....................................	1,950	1,649	5,032	4,644
Equipment financing expenses ..................................	7,859	9,587	24,068	25,997
Gross profit ...................................................................	161,953	142,961	481,163	412,690

Selling, general, and administrative expenses ..............	76,386	70,942	227,113	195,766
Selling, general, and administrative expenses - related parties ..........................................................................	75	75	225	225
Total operating expenses ..............................................	76,461	71,017	227,338	195,991
Operating income ......................................................	85,492	71,944	253,825	216,699

Interest expense, net .....................................................	36,952	42,339	121,240	100,770
Other expenses, net .......................................................	5,606	37,340	26,514	37,110
Income/(loss) before taxes ........................................	42,934	(7,735)	106,071	78,819
Provision/(benefit) for income taxes ............................	10,038	(1,413)	24,912	17,564
Net income/(loss) ......................................................	$32,896	$(6,322)	$81,159	$61,255

Comprehensive income:
Net income/(loss) ......................................................	$32,896	$(6,322)	$81,159	$61,255
Foreign currency translation adjustment .................	5,969	21,017	59,155	1,768
Comprehensive income .........................................	$38,865	$14,695	$140,314	$63,023

Net income/(loss)
Basic ...........................................................................	$0.19	$(0.04)	$0.47	$0.36
Diluted ........................................................................	$0.19	$(0.04)	$0.46	$0.35

Weighted average number of common shares outstanding
Basic ...........................................................................	171,423	171,054	171,554	170,722
Diluted ........................................................................	174,950	171,054	175,458	173,116
ALLIANCE LAUNDRY HOLDINGS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited)
(in thousands, except share and per share amounts)

	September 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents ...............................................................................................................................	$136,168	$154,682
Restricted cash ................................................................................................................................................	3,601	6,401
Restricted cash - for securitization investors ..................................................................................................	20,052	26,959
Accounts receivable, net .................................................................................................................................	106,725	92,150
Inventories, net ................................................................................................................................................	154,861	133,494
Inventories, net - related parties ......................................................................................................................	823	989
Accounts receivable, net - restricted for securitization investors ...................................................................	164,197	130,060
Equipment financing receivables, net .............................................................................................................	3,613	4,600
Equipment financing receivables, net - restricted for securitization investors ...............................................	88,000	88,288
Prepaid expenses and other current assets ......................................................................................................	36,975	30,534
Total current assets ..........................................................................................................................................	715,015	668,157

Equipment financing receivables, net ..................................................................................................................	6,468	7,633
Property, plant, and equipment, net .....................................................................................................................	250,559	248,341
Operating lease right-of-use assets ......................................................................................................................	20,273	17,080
Equipment financing receivables, net - restricted for securitization investors ....................................................	449,130	417,672
Deferred income tax asset, net .............................................................................................................................	3,486	3,220
Debt issuance costs, net .......................................................................................................................................	3,663	2,793
Goodwill ..............................................................................................................................................................	687,714	666,580
Intangible assets, net ............................................................................................................................................	765,014	793,666
Other long-term assets .........................................................................................................................................	2,830	6,963
Total assets .................................................................................................................................................	$2,904,152	$2,832,105

Liabilities and Stockholders' Deficit
Current liabilities:
Current portion of long-term debt ...................................................................................................................	$20,862	$20,896
Accounts payable	151,171	141,808
Accounts payable - related parties ..................................................................................................................	1,708	1,338
Asset backed borrowings - owed to securitization investors ..........................................................................	196,990	170,862
Current operating lease liabilities ...................................................................................................................	5,859	5,502
Other current liabilities ...................................................................................................................................	131,782	138,259
Total current liabilities ...............................................................................................................................	508,372	478,665

Long-term debt, net ..............................................................................................................................................	1,903,836	2,034,545
Asset backed borrowings - owed to securitization investors ...............................................................................	404,007	382,910
Deferred income tax liability ...............................................................................................................................	169,602	171,103
Long-term operating lease liabilities ...................................................................................................................	15,289	12,549
Other long-term liabilities ....................................................................................................................................	39,468	29,661
Total liabilities ............................................................................................................................................	3,040,574	3,109,433

Commitments and contingencies (See Note 17) ..................................................................................................
Stockholders' deficit:
Redeemable preferred stock, $0.01 par value, 100,000,000 shares authorized, no shares issued or outstanding ...........................................................................................................................................................	—	—
Common stock, $0.01 par value, 2,000,000,000 shares authorized, 172,802,531 and 189,609,192 issued, respectively, and 172,802,531 and 125,290,718, outstanding, respectively ........................................................	1,728	1,896
Additional paid-in capital ....................................................................................................................................	—	189,911
(Accumulated deficit)/retained earnings ..............................................................................................................	(195,553)	31,527
Treasury stock, at cost, 0 and 64,318,474 shares, respectively ...........................................................................	—	(498,910)
Accumulated other comprehensive income/(loss) ...............................................................................................	57,403	(1,752)
Total stockholders' deficit ...............................................................................................................................	(136,422)	(277,328)
Total liabilities and stockholders’ deficit ...................................................................................................	$2,904,152	$2,832,105
ALLIANCE LAUNDRY HOLDINGS INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

	Nine Months Ended September 30,
(in thousands)	2025	2024
Cash flows from operating activities:
Net income ......................................................................................................................................................................................................	$81,159	$61,255
Adjustments to reconcile Net income to net cash provided by operating activities: ......................................................................................
Depreciation and amortization ..................................................................................................................................................................	69,344	67,496
Amortization and extinguishment of debt issuance costs .........................................................................................................................	2,498	5,045
Amortization of original issue discount ....................................................................................................................................................	2,858	2,227
Non-cash interest expense .........................................................................................................................................................................	9,761	11,214
Non-cash (gain)/loss on commodity & foreign exchange contracts, net ..................................................................................................	(9)	394
Non-cash foreign exchange loss, net .........................................................................................................................................................	23,035	4,143
Non-cash stock-based compensation .........................................................................................................................................................	2,562	2,585
Loss on sale of property, plant, and equipment .........................................................................................................................................	656	360
Provision for credit losses .........................................................................................................................................................................	2,917	3,393
Deferred income taxes ...............................................................................................................................................................................	(4,144)	(15,902)
Changes in assets and liabilities, net of the effects of acquisitions: ..........................................................................................................
Accounts and equipment financing receivables, net ............................................................................................................................	(3,807)	4,761
Accounts receivable - restricted for securitization investors ...............................................................................................................	(34,391)	(8,474)
Inventories, net .....................................................................................................................................................................................	(15,069)	(16,279)
Inventories, net - related party .............................................................................................................................................................	166	75
Equipment financing receivables, net - restricted for securitization investors ....................................................................................	(21,783)	(26,968)
Other assets ..........................................................................................................................................................................................	(3,153)	(2,470)
Accounts payable .................................................................................................................................................................................	9,677	6,076
Accounts payable - related parties .......................................................................................................................................................	370	(116)
Other liabilities ....................................................................................................................................................................................	(5,857)	(31,484)
Net cash provided by operating activities .......................................................................................................................................................	116,790	67,331

Cash flows from investing activities:
Capital expenditures ........................................................................................................................................................................................	(29,789)	(23,624)
Acquisition of businesses, net of cash acquired ..............................................................................................................................................	(13,614)	(22,181)
Proceeds on disposition of assets ....................................................................................................................................................................	343	106
Originations of equipment financing receivables, net - restricted for securitization investors ......................................................................	(66,924)	(63,942)
Collections of equipment financing receivables, net - restricted for securitization investors ........................................................................	55,674	54,036
Net cash used in investing activities ..........................................................................................................................................................	(54,310)	(55,605)

Cash flows from financing activities:
Payments on revolving line of credit borrowings ...........................................................................................................................................	—	(5,605)
Proceeds from long-term borrowings .............................................................................................................................................................	—	2,064,625
Payments on long-term borrowings ................................................................................................................................................................	(135,000)	(1,268,000)
Cash paid for debt establishment and amendment fees ..................................................................................................................................	(1,877)	(2,307)
Increase in asset backed borrowings owed to securitization investors ...........................................................................................................	164,311	154,006
Decrease in asset backed borrowings owed to securitization investors ..........................................................................................................	(117,086)	(111,112)
Dividends paid ................................................................................................................................................................................................	—	(265,940)
Return of capital paid ......................................................................................................................................................................................	—	(634,060)
Repurchase of common stock .........................................................................................................................................................................	(6,205)	(99)
Taxes paid related to net share settlement of stock options ............................................................................................................................	(1,937)	(1,105)
Net proceeds from stock options exercised ....................................................................................................................................................	5,672	82
Proceeds from common stock issuance under employee purchase plan ........................................................................................................	500	—
Net cash used in financing activities .........................................................................................................................................................	(91,622)	(69,515)

Effect of exchange rate changes on cash, cash equivalents, and restricted cash ..................................................................................................	921	(2,232)

(Decrease)/increase in cash, cash equivalents, and restricted cash ......................................................................................................................	(28,221)	(60,021)
Cash, cash equivalents, and restricted cash at beginning of period .....................................................................................................................	188,042	209,969
Cash, cash equivalents, and restricted cash at end of period ................................................................................................................................	$159,821	$149,948

Reconciliation of cash, cash equivalents, and restricted cash to the Condensed Consolidated Balance Sheets:
Cash and cash equivalents ..............................................................................................................................................................................	$136,168	$128,356
Restricted cash ................................................................................................................................................................................................	3,601	5,227
Restricted cash - for securitization investors ..................................................................................................................................................	20,052	16,365
Total cash, cash equivalents, and restricted cash shown in the Statement of Cash Flows ........................................................................	$159,821	$149,948

Supplemental disclosure of cash flow information:
Cash paid for interest ......................................................................................................................................................................................	$107,974	$108,020
Cash paid for interest - to securitized investors ..............................................................................................................................................	$23,706	$25,871
Cash paid for income taxes .............................................................................................................................................................................	$38,872	$46,765

Supplemental disclosure of investing and financing non-cash activities:
Capital expenditures included in accounts payable ........................................................................................................................................	$2,662	$2,065
ALLIANCE LAUNDRY HOLDINGS INC.
SEGMENT SUMMARY
The following table presents revenue by segment, Segment Adjusted EBITDA and Segment Adjusted
EBITDA Margin:

	(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2025	2024	2025	2024
North America
Segment net revenues	$330,742	$289,242	$952,156	$819,078
Segment adjusted EBITDA	$95,449	$84,233	$273,027	$240,530
Segment adjusted EBITDA margin	28.9%	29.1%	28.7%	29.4%
International
Segment net revenues	$106,864	$95,053	$322,207	$294,226
Segment adjusted EBITDA	$25,650	$23,447	$91,344	$79,768
Segment adjusted EBITDA margin	24.0%	24.7%	28.3%	27.1%
ALLIANCE LAUNDRY HOLDINGS INC.
RECONCILIATION SCHEDULES
Selected financial information for each segment is as follows:

	(Unaudited)
	Three Months Ended September 30, 2025			Three Months Ended September 30, 2024
(in thousands)	North America	International	Total	North America	International	Total
Net revenues	$330,742	$106,864	$437,606	$289,242	$95,053	$384,295
Cost of sales(1)	204,781	69,896		180,099	60,607
Other segment items(2)	30,512	11,318		24,910	10,999
Segment Adjusted EBITDA	$95,449	$25,650	$121,099	$84,233	$23,447	$107,680
Reconciling items:
Interest expense, net			(36,952)			(42,339)
Depreciation and amortization			(23,386)			(22,587)
Refinancing and debt related costs			(2,425)			(32,967)
Foreign exchange gain/(loss) on intercompany loans, net			(3,181)			(4,373)
Shared-based compensation			(791)			(809)
Strategic transaction costs			(1,132)			(515)
Corporate and other			(10,298)			(11,825)
Income before taxes			$42,934			$(7,735)

	(Unaudited)
	Nine Months Ended September 30, 2025			Nine Months Ended September 30, 2024
(in thousands)	North America	International	Total	North America	International	Total
Net revenues	$952,156	$322,207	$1,274,363	$819,078	$294,226	$1,113,304
Cost of sales(1)	592,236	198,317		514,024	184,967
Other segment items(2)	86,893	32,546		64,524	29,491
Segment Adjusted EBITDA	$273,027	$91,344	$364,371	$240,530	$79,768	$320,298
Reconciling items:
Interest expense, net			(121,240)			(100,770)
Depreciation and amortization			(69,344)			(67,496)
Refinancing and debt related costs			(3,479)			(32,967)
Foreign exchange gain/(loss) on intercompany loans, net			(23,035)			(4,143)
Shared-based compensation			(2,562)			(2,585)
Strategic transaction costs			(4,176)			(5,183)
Corporate and other			(34,464)			(28,335)
Income before taxes			$106,071			$78,819

(1)Consists of Cost of sales, Cost of sales - related parties and Equipment financing expenses.
(2)Other segment items for each reportable segment includes allocated engineering, sales and marketing, information technology, and certain other overhead expenses.
The following table presents a reconciliation of Net income/(loss) to the non-GAAP financial measure adjusted earnings before interest, taxes depreciation and amortization (Adjusted EBITDA) and Net income (loss) margin to Adjusted EBITDA margin:

	(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except percentages)	2025	2024	2025	2024
Net income/(loss)	$32,896	$(6,322)	$81,159	$61,255
Provision/(benefit) for income taxes	10,038	(1,413)	24,912	17,564
Interest expense, net	36,952	42,339	121,240	100,770
Depreciation and amortization	23,386	22,587	69,344	67,496
Refinancing and debt related costs	2,425	32,967	3,479	32,967
Foreign exchange gain on intercompany loans, net	3,181	4,373	23,035	4,143
Shared-based compensation	791	809	2,562	2,585
Strategic transaction costs	1,132	515	4,176	5,183
Adjusted EBITDA	$110,801	$95,855	$329,907	$291,963

Net revenues	$437,606	$384,295	$1,274,363	$1,113,304
Net income/(loss) margin	7.5%	(1.6) %	6.4%	5.5%
Adjusted EBITDA margin	25.3%	24.9%	25.9%	26.2%
The following table presents a reconciliation of Net income to Adjusted net income:

	(Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share data)	2025	2024	2025	2024
Net income/(loss)	$32,896	$(6,322)	$81,159	$61,255
Amortization of intangible assets	12,626	12,515	38,061	37,584
Refinancing and debt related costs	2,425	32,967	3,479	32,967
Foreign exchange gain on intercompany loans, net	3,181	4,373	23,035	4,143
Shared-based compensation	791	809	2,562	2,585
Strategic transaction costs	1,132	515	4,176	5,183
Tax effect of add backs	(4,634)	(11,848)	(16,395)	(19,090)
Adjusted net income	$48,417	$33,009	$136,077	$124,627

Net income/(loss) per share attributable to common stockholders - diluted:	$0.19	$(0.04)	$0.46	$0.35
Adjusted net income per share attributable to common stockholders - diluted:	$0.28	$0.19	$0.78	$0.72
The following table presents the calculation of last twelve months (LTM) adjusted EBITDA for purposes of calculating Net debt and Net debt to Adjusted EBITDA:

	(Unaudited)
(in thousands)	Three Months Ended December 31, 2024	Nine Months Ended September 30, 2025	LTM September 30, 2025
Net Income	$37,064	$81,159	$118,223
Provision/(benefit) for income taxes	7,566	24,912	32,478
Interest expense, net	31,231	121,240	152,471
Depreciation and amortization	22,673	69,344	92,017
Refinancing and debt related costs	250	3,479	3,729
Foreign exchange gain on intercompany loans, net	(8,797)	23,035	14,238
Shared-based compensation	678	2,562	3,240
Strategic transaction costs	620	4,176	4,796
Adjusted EBITDA	$91,285	$329,907	$421,192
The following table presents a reconciliation of Debt to Net Debt and Net Debt to Adjusted EBITDA:

	(Unaudited)
(in thousands)	September 30, 2025	December 31, 2024
Term loan	$1,940,000	$2,075,000
Finance lease obligations	267	359
Debt	1,940,267	2,075,359
Less: Cash and cash equivalents	(136,168)	(154,682)
Net debt	$1,804,099	$1,920,677

LTM adjusted EBITDA	$421,192	$383,248
Net debt to adjusted EBITDA	4.3x	5.0x